Interim Unaudited Condensed Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
Income Statement [Abstract]
Net Income available to Common Shareholders	$ 124,713	$ 34,224
Cash Flow Hedge:
Unrealized gain on derivative assets	22,914	0
Amount realized and reclassified to earnings	129	0
Total Other Comprehensive Income	23,043	0
Total Comprehensive Income	$ 147,756	$ 34,224